UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2007

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                               000-30932               98-0346454
-------                               ---------               ----------
(STATE OR OTHER JURISDICTION)         (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION)                     FILE NUMBER)            IDENTIFICATION)

              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Effective February 14, 2007, the Company's Board of Directors by the unanimous consent elected John Dunlap, III to serve as a member of the Board of Directors until the next annual meeting of shareholders. Mr. Dunlap served as Chairman of the Board of Directors of the California Air Resources Board (CARB) from 1994 to 1999. Prior to Mr. Dunlap's tenure at CARB, he served as the Chief Deputy Director of the California Department of Toxic's Substances Control
(DTSC) where his responsibilities included, crafting the state's technology advancement program, serving as the lead administration official in securing Congressional and U.S. Department of Defense support and funding for military base closure environmental clean-up and in creating a network of ombudsmen staff to assist the regulated businesses in demystifying the regulatory process. In addition, Mr. Dunlap spent more than a decade at the South Coast Air Quality Management District in a host of regulatory, public affairs and advisory positions where he distinguished himself as the principle liaison with the business and regulatory community. Mr. Dunlap is currently a partner in the Sacramento, California-based advocacy and consulting firm of Dunlap, Van Vleck & Brown, LLC.

ITEM 8.01 OTHER EVENTS.

On February 8, 2007, the Company issued a press release announcing that John Dunlap, III had been appointed to serve as a member of the Company's Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------
    99.1          Press Release dated February 8, 2007.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: February 14, 2007
                                         By: /s/ Joey Schwartz
                                             ----------------------------
                                             Chief Financial Officer